Exelis Spin-off of Mission Systems Business Area Investor Presentation December 12, 2013 Exhibit 99.2

Safe Harbor Statement
The forward-looking statements in this presentation are made as of the date hereof and the company undertakes no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise. In addition, forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from the company’s historical experience and our present expectations or projections. These risks and uncertainties include, but are not limited to, those described in the Exelis Inc. Form 10-K for the fiscal year ended December 31, 2012, and those described from time to time in our future reports filed with the Securities and Exchange Commission.
The timing and completion of the tax-free spin-off described in this presentation;
Our dependence on the defense industry and the business risks peculiar to that industry, including changing priorities or reductions in the U.S. Government or international defense budgets;
Government regulations and compliance therewith, including
changes to the Department of Defense procurement process;
Our international operations, including sales to foreign customers;
Competition, industry capacity and production rates;
Misconduct of our employees, subcontractors, agents and business partners;
The level of returns on postretirement benefit plan assets and potential employee benefit plan contributions and other
employment and pension matters;
The mix of our contracts and programs, our performance, and our ability to control costs;
Governmental investigations;
Our level of indebtedness and our ability to make payments on or service our indebtedness;
Subcontractor performance;
Economic and capital markets conditions;
The availability and pricing of raw materials and components;
Ability to retain and recruit qualified personnel;
Protection of intellectual property rights;
Changes in technology;
Contingencies related to actual or alleged environmental contamination, claims and concerns;
Security breaches and other disruptions to our information technology and operations;
Unanticipated changes in our tax provisions or exposure to additional income tax liabilities; and
Ability to execute our internal performance plans including  restructuring, productivity improvements and cost reduction initiatives.

Changes in interest rates and other factors that affect earnings and cash flows;
Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995 (the “Act”):  Some of the information included herein includes forward-
looking statements intended to qualify for the safe harbor from liability established by the Act. Whenever used, words such as “anticipate,” “estimate,”
“expect,” “project,” “intend,” “plan,” “believe,” “target,” “may,” “could,” “outlook” and other terms of similar meaning are intended to identify such forward-looking statements. Forward-looking statements are uncertain and to some extent unpredictable, and involve known and unknown risks, uncertainties and other important factors that could cause actual results to differ materially from those expressed in, or implied from, such forward-looking statements. The company undertakes no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. In addition, forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from the company’s historical experience and our present expectations or projections. These risks and uncertainties include, but are not limited to:

Evolving Market, Evolving Company
U.S. defense market is in transition, marked by budget uncertainty and shifting priorities
Exelis is focusing its investments in support of its Strategic Growth
Platforms
Comprehensive strategic review resulted in the decision to pursue a spin-
off of the Mission Systems business area to:
Better align both companies to more effectively compete in their respective markets
Focus Exelis portfolio on higher-margin Strategic Growth Platforms
Create a military and government services supplier pure play with greater flexibility to allocate capital
Provide shareholders differentiated investment options
Maximize financial performance and future opportunity

Transaction Overview
Spin-off of Mission Systems business area within Exelis Information &
Technical Services (I&TS) segment as a new publicly-traded company
Tax-free distribution of shares in the new public company to Exelis shareholders
No shareholder vote required
Spin-off expected to be completed summer 2014, pending customary reviews and regulatory approvals
Current dividend expected to be maintained by Exelis
Exelis will retain and continue to service pension commitment

Mission Systems Investment Highlights
Global operating footprint serving critical and enduring national security needs
Sustained track record of winning new contracts and strong program performance
Long-term and lasting relationships with strategically essential government customers
Solid backlog translates into predictable near-term revenue and cash flow
Strong cash flow to support anticipated debt levels; excellent ROIC business
Leadership team with solid military and business experience
Ken Hunzeker, Chief Executive Officer
Lou Giuliano, Non-executive Chairman

Mission Systems Overview
Core capabilities in: base operations,
logistics, network communications
2014 pro forma operating margins 5%-7%
Low working capital requirements
Meaningful restructuring in 2013; Lean
operational overhead and minimal fixed
costs
Legacy of program performance
Existing contract base and backlog provide
visibility
Recent recompete win of OMDAC-SWACA
Solid near-term funding for Middle East and
Afghanistan programs
No major recompetes expected to impact
2014 revenue

Logistics
Base
Operations
Network
Comms
Fixed Price
Cost Plus
Pro Forma 2013E Revenue by
Contract Type
Pro Forma 2013E Sales by
Business Area
$1.5B in Pro Forma 2013E Sales with 7,000 employees globally
Robust new business pipeline

Exelis Post-Spin Overview
Diversified revenue streams
Less than 50% Army, Navy and Air Force
14% - 16% International
5% - 6% Commercial
(1)
30% - 35% Other Federal Agencies
(2)
Portfolio focused on Strategic Growth
Platforms
75% of 2013E pro forma revenue
Revenue trends improve in 2014
2014 pro forma margins in the low-teens
(1) Represents U.S commercial sales
(2) Includes agencies such as NASA, FAA, Department of Energy, as well as classified work

Pro Forma 2013E Customer Profile
Pro Forma 2013E Strategic Growth
Platforms
Aero
ISR &
Analytics
Critical
Networks
Electronic
Warfare
Other
Federal
International
Commercial
Intel/
Other
Air Force
Navy
Army
$3.4B in Pro Forma 2013E Sales with   12,000 employees globally

Unlocking Value
Improves Exelis margin profile, long-term growth expectations and reduces exposure to operational tempo variability
Continued rationalization of cost structure in 2014
2014 guidance and cost reduction plan to be communicated during Q4’13 earnings call (February 2014)
Aligns portfolio to corporate strategy
Prioritizes Strategic Growth Platforms
Deployment of capital from spin-off expected to be consistent with growth strategy

Exelis is a diversified C4ISR leader, well positioned to serve evolving customer requirements

EXELIS

Summary
Transaction is the outcome of a comprehensive analysis to align portfolio to corporate strategy and unlock value
Mission Systems well-positioned as a stand-alone, pure play military and government services company
Exelis retains a portfolio of differentiated, affordable and ready-now
C4ISR solutions and services focused on higher margin Strategic Growth
Platforms